BRIDGEHAMPTON VALUE STRATEGIES FUND CLASS I (BVSFX)
A series of the Investment Managers Series Trust

Supplement Dated June 21, 2013
To the Prospectus and Statement of Additional Information Dated June 29, 2012

Notice to Existing and Prospective Shareholders of Class I shares of Bridgehampton Value Strategies Fund (the “Fund”):

The following supplements the disclosure in the section entitled “Principal Investment Strategies” and the section entitled “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - Principal Investment Strategies” in the Prospectus:

The Advisor uses a combination of equity, fixed income and hedging strategies to achieve lower volatility than the S&P 500 Index.  In normal times, fixed income instruments have lower volatility than equities and imperfect correlation with equities.  The Advisor believes that generally using short positions that are very highly correlated with the corresponding long position to hedge against its long positions may lower volatility.

The following replaces any inconsistent information in the section entitled “Tax Information” in the Prospectus:

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

The second paragraph in the section entitled “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - Principal Risks of Investing - Foreign Exchange Risk” in the Prospectus is deleted.

The text appearing in the section entitled “EQUITY SECURITIES - Foreign Investments - Foreign Currency Transactions” on page B-5 of the Statement of Additional Information is deleted.

Please file this Supplement with your records.

BRIDGEHAMPTON VALUE STRATEGIES FUND
CLASS I (BVSFX)
A series of the Investment Managers Series Trust

Supplement Dated June 21, 2013
To the Summary Prospectus Dated September 4, 2012

Notice to Existing and Prospective Shareholders of Class I shares of Bridgehampton Value Strategies Fund (the “Fund”):

The following supplements the disclosure in the section entitled “Principal Investment Strategies” in the Summary Prospectus:

The Advisor uses a combination of equity, fixed income and hedging strategies to achieve lower volatility than the S&P 500 Index.  In normal times, fixed income instruments have lower volatility than equities and imperfect correlation with equities.  The Advisor believes that generally using short positions that are very highly correlated with the corresponding long position to hedge against its long positions may lower volatility.

The following replaces any inconsistent information in the section entitled “Tax Information” in the Summary Prospectus:

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Please file this Supplement with your records.

1